LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JUNE 3, 2015

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED FEBRUARY 1, 2015, OF

CLEARBRIDGE SMALL CAP VALUE FUND

Effective June 2, 2015, the following text replaces the section of the fund’s Summary Prospectus and Prospectus titled “Management – Portfolio managers”:

Portfolio managers: Peter Hable, Mark Bourguignon, Mark Feasey, CFA, and Michael Kang. Mr. Hable (a Managing Director and a Senior Portfolio Manager of ClearBridge) is the lead portfolio manager and has been a portfolio manager for the fund since its inception in February 1999. Mr. Bourguignon, Mr. Feasey and Mr. Kang (each a Director and Portfolio Analyst of ClearBridge) have been portfolio managers for the fund since January 2009.

Effective June 2, 2015, the following text replaces the section of the fund’s Prospectus titled “More on fund management – Portfolio managers”:

Peter Hable is the lead portfolio manager of the fund and is assisted by a team of portfolio managers that includes Mark Bourguignon, Mark Feasey, CFA, and Michael Kang.

Mr. Hable is ultimately responsible for all buy and sell decisions and sector allocations and has been responsible for the day-to-day management of the fund’s portfolio since its inception in February 1999. Messrs. Bourguignon, Feasey and Kang have been portfolio managers of the fund since January 2009.

Mr. Hable is a Managing Director and Senior Portfolio Manager of ClearBridge. Mr. Hable has been with ClearBridge or its predecessor companies since 1983 and has 32 years of investment industry experience.

Mr. Bourguignon is a director and portfolio analyst of ClearBridge. He joined the subadviser or its predecessor companies in 2003 and has 16 years of investment industry experience. From 2001 to 2002, he was a research analyst at Option Advantage Partners, LP.

Mr. Feasey is a director and portfolio analyst of ClearBridge. He joined the subadviser or its predecessor companies in 2005 and has 17 years of investment industry experience. From 2002 to 2005, he was an equity analyst at Hotchkis and Wiley Capital Management.

Mr. Kang is a director and portfolio analyst of ClearBridge. He joined the subadviser or its predecessor companies in 2004 and has 15 years of investment industry experience. In January 2003, Mr. Kang joined Carlin Financial Group as a proprietary trader and prior to that, he was a global technology analyst at Montgomery Asset Management.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

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